VANGUARD WELLINGTON (TM) FUND

Semiannual Report - May 31, 2001

STOCK

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

SOME LESSONS
FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     ** THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     ** DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     ** PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Wellington Fund's six-month return of 9.4% was far better than that of its average competitor.

*    While growth stocks continued to fall, value stocks and bonds surged.

* Your fund's adviser added value with fine selections among market sectors and individual securities.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profile

 9 Glossary of Investment Terms

11 Performance Summary

12 Financial Statements

LETTER
  from the Chairman

Fellow Shareholder,

VANGUARD WELLINGTON FUND provided an excellent total return of 9.4% during the six months ended May 31, 2001--a period that exemplified the benefits of a balanced approach to investing. Bonds and value stocks provided refuge from a stock market that continued to fall from its peak in early 2000.
     The table at right presents the six-month total returns (capital change plus reinvested dividends) for your fund, its average peer mutual fund, and its unmanaged benchmark index--a composite weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds. Also presented is the return for your fund's Admiral(TM) Shares, which were introduced on May 14, 2001. These shares offer a lower expense ratio for the benefit of shareholders whose sizable, long-tenured accounts bring economy of scale and lower costs to the fund. Further information on Admiral Shares is presented on pages 3 and 4.

TOTAL RETURNS                 Six Months Ended
                                  May 31, 2001
----------------------------------------------
Vanguard Wellington Fund                  9.4%
Average Balanced Fund*                    1.3
Wellington Composite Index**              0.0
----------------------------------------------

Admiral Shares (Since May 14, 2001, inception)
----------------------------------------------
Vanguard Wellington Fund                  1.5%
----------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman
  Credit A or Better Index.

     The fund's return is based on an increase in net asset value from $28.83 per share on November 30, 2000 (or $50.00 per Admiral Share at inception), to $29.37 per share (or $50.76 per Admiral Share) on May 31, 2001, and is adjusted for dividends totaling $0.55 per share paid from net investment income and a distribution of $1.48 per share paid from net

MARKET BAROMETER                                                   Total Returns
                                                    Periods Ended April 30, 2001

                                                    Six         One         Five
                                                 Months        Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -12.1%      -13.0%        15.6%
Russell 2000 Index (Small-caps)                   -1.8        -2.9          8.3
Wilshire 5000 Index (Entire market)              -13.1       -14.1         13.6
MSCI EAFE Index (International)                   -7.9       -16.1          4.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        6.2%       12.4%         7.5%
Lehman 10 Year Municipal Bond Index                4.0         9.9          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         2.8         5.9          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.7%        3.3%         2.5%
--------------------------------------------------------------------------------
*Annualized.

realized capital gains. The Admiral Shares did not distribute any income or capital gains.

FINANCIAL MARKETS IN REVIEW
During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors. Housing starts and sales were strong, and consumer spending remained healthy. Unemployment edged up--in May, 4.4% of the labor force was unemployed--but consumers stayed calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.
     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.
     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.3% annual rate, far below the 4.8% pace during the same period in 2000.
     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.
     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in April and May. Continued weakness in large-cap technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived. For example, while the growth stocks in the large-cap-dominated Standard & Poor's 500 Index returned -13.7%, the value stocks within the index returned 6.0%.

-----------------------
WITHIN THE S&P 500
INDEX, GROWTH STOCKS
FELL -13.7% WHILE VALUE
STOCKS GAINED 6.0%
-----------------------

     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as short-term yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The story was different for long-term bonds. Yields rose, and prices declined, heightening the difference between the cost of short-term and long-term borrowing. At the end of May, the gap between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points, up from just 3 basis points six months earlier.
     Corporate bonds outperformed their Treasury counterparts (with the exception of inflation-indexed notes) across all maturities during the period. The Lehman Brothers Credit A or Better Index returned 6.9%. The riskiest credits turned in the best results, with the Lehman High Yield Index returning 9.0%.

PERFORMANCE OVERVIEW
The Wellington Fund's six-month return of 9.4% was well above those of its average competitor and its benchmark composite index. Your fund's equity portion alone earned 11.1%, compared with -3.9% for the S&P 500 Index.
     With growth stocks plummeting, "old economy" value stocks surged during the period. As a percentage of assets, your fund had on average five times the weighting of the index in the solidly performing auto & transportation and materials & processing sectors. Your fund also had on average about 6% of assets in the poorly performing technology sector, compared with 20% in the index.
     However, it wasn't just favorable sector weightings that contributed to the fund's success. Our investment adviser, Wellington Management Company, added further value with its stock selection. Even within sectors, the fund's stocks outperformed those of the index: For example, the fund distinguished itself with strong picks among technology (+4.7% return versus -28.0% for the index) and consumer staples (+12.4% versus -4.9%) stocks. With the bulk of its debt securities in corporate issues, the Wellington Fund also benefited from the solid performance of corporate bonds during the period.
     Wellington admirably fulfilled its role as a balanced fund in providing the upside potential of value-oriented stocks with the downside protection of bonds. However, we should note that, as always, the direction of short-term market movements is impossible to predict. Rising interest rates or value stocks falling out of favor can hamper our performance, as we saw in 1999. But we remain confident that, over the long run, Wellington's balanced approach of seeking value in stocks and income in high-quality bonds--coupled with its low expense ratio--will continue to provide competitive returns with fewer sleepless nights.

A FEW WORDS ABOUT ADMIRAL SHARES
Admiral Shares were introduced for Wellington Fund in May 2001. This innovative program recognizes the cost savings that long-tenured and large accounts bring to the administration of mutual funds. Admiral Shares return these savings to the investors who create them.

     All owners of Admiral Shares are proportional owners of the fund's assets--the underlying securities in which the fund invests. But Admiral shareholders benefit from an annual expense ratio that's even lower than that of our Investor Shares--for example, just 0.22% for Admiral Shares of the Wellington Fund versus 0.35% for the fund's Investor Shares.
     Admiral Shares are available to the owners of both IRAs and nonretirement accounts that meet one of the following criteria:
     * The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.
     * The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.
     * There is a balance of $250,000 or more in the fund account.

IN SUMMARY
The slumping stock market in the new millennium so far stands in sharp contrast to the booming bull market of the 1990s. Many investors who shunned the concept of diversification fell victim to the market plunge. Now, we fear that some investors may fall prey to irrational despair. Our advice--in both rising and falling markets--is the same: Tune out the noise and concentrate on your investment plan, which should consist of a mix of stocks, bonds, and money market funds in proportions suited to your goals, time horizon, and risk tolerance. Then, once you have such a plan, stay the course.
     Thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN

June 11, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

 REPORT
   from the Adviser                           WELLINGTON MANAGEMENT COMPANY, LLP

For the six months ended May 31, 2001, VANGUARD WELLINGTON FUND returned 9.4%. In comparison, the average balanced fund returned 1.3%, while the unmanaged composite index--weighted 65% stocks and 35% bonds--was unchanged. The fund's equity holdings, which constituted between 64% and 68% of the portfolio during the six months, returned 11.1%. The fund's fixed income segment returned 6.2%.

                                                  ------------------------------
                                                  INVESTMENT PHILOSOPHY
                                                  The adviser believes that a
                                                  reasonable level of current
                                                  income and long-term growth
                                                  in capital can be achieved
                                                  without undue risk by holding
                                                  60% to 70% of assets in
                                                  equities and the balance in
                                                  fixed income securities.
                                                  Consistent with this approach,
                                                  dividend-paying stocks
                                                  dominate the fund's equity
                                                  segment, while high-quality
                                                  corporate, U.S. Treasury, and
                                                  mortgage-backed securities
                                                  make up the bond segment.
                                                  ------------------------------

THE INVESTMENT ENVIRONMENT
The equity market performed poorly during the first four months of the period, as the sharp slowdown in U.S. economic growth in late 2000 led to fears of recession in 2001. A strong stock market recovery started in April, as five large rate cuts instituted by the Federal Reserve Board in early 2001 restored investor optimism. After its decline and recovery, the S&P 500 Index finished the six-month period with a return of -3.9%.
     The economic stimulus provided by lower interest rates, combined with the consumer spending that will result from a federal income tax rebate later this year, should be strong enough to support an economic recovery going into 2002. Earnings of U.S. corporations will, on average, decline modestly in 2001, but are expected to recover next year.

OUR SUCCESSES
Vanguard Wellington Fund continued to benefit from the return to a valuation-driven market in which earnings, dividends, and balance-sheet ratios were again considered important. Our exposure to the industrial and basic sectors was helpful, as was our low exposure to the information technology sector. Most sectors contributed positively, and above-average returns came from a diverse group of companies, including Alcoa and Alcan (aluminum), Canadian Pacific (railways, energy, and hotels), Wachovia (banking), IBM (computer technology), and Caterpillar (construction machinery).
     In the fixed income portion of our fund, our strategy of owning a large number of corporate bonds worked well, as these securities benefited from the prospect of easing credit conditions.

OUR SHORTFALLS
The health care and utility sectors--which had strong returns in fiscal 2000--had negative returns in the six-month period as investors moved to less defensive sectors that can be expected to benefit from an economic recovery.

THE FUND'S POSITIONING
In early 2001, we reduced our exposure to the health care sector and increased our holdings in the technology sector, purchasing stocks like Dell and Intel. We also added to our already large transportation holdings and reduced our positions in the capital goods and materials sectors modestly. We are currently reducing our equity exposure as valuations in all sectors are high. There is always a tendency among investors to overestimate the speed at which earnings recover after a slowdown such as the one we are witnessing now.
     In the fixed income portion of the fund we are reducing the portfolio's duration, as the easing of monetary policy by the Federal Reserve and the upcoming tax cut will lead to an economic recovery later this year.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager

June 15, 2001


PORTFOLIO CHANGES                         Six Months Ended May 31, 2001

                              Comments
---------------------------------------------------------------------------
Additions
---------

Schlumberger*                 Buying opportunity due to acquisition-
                              related weakness in stock.
---------------------------------------------------------------------------
Canadian Pacific              Added to holding before breakup
                              announcement.
---------------------------------------------------------------------------
Dell*                         Stock's decline is overdone, given prospects.
---------------------------------------------------------------------------
Intel*                        Like Dell, it has above-average prospects in
                              a depressed sector.
---------------------------------------------------------------------------
WorldCom*                     Stock is attractively priced relative to
                              low expectations.
===========================================================================
Reductions
----------

Texaco**                      Received takeover bid from Chevron.
---------------------------------------------------------------------------
Willamette Industries**       Received takeover bid from Weyerhaeuser.
---------------------------------------------------------------------------
Emerson Electric**            Stock at high end of historical price range.
                              Some end markets softening.
---------------------------------------------------------------------------

Honeywell International**     Received takeover bid from General Electric.
---------------------------------------------------------------------------

Baxter International          Successful company at high end of
                              valuation range.
---------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.





                                                                     See page 12
                                                                  for a complete
                                                                  listing of the
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                  As of May 31, 2001
  for Wellington Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 9-10.

--------------------------------------------
TOTAL FUND CHARACTERISTICS

Yield                                   3.3%
Yield--Admiral Shares                   3.4%
Turnover Rate                           36%*
Expense Ratio                         0.35%*
Expense Ratio--Admiral Shares         0.22%*
Cash Investments                        2.3%
--------------------------------------------

--------------------------------------------
TEN LARGEST STOCKS
 (% of equities)

Alcoa Inc.                              3.5%
 (aluminum)
International Business Machines Corp.   2.8
 (computer technology)
Canadian Pacific Ltd.                   2.6
 (conglomerate)
Citigroup, Inc.                         2.5
 (financial services)
Union Pacific Corp.                     2.2
 (railroad)
Pharmacia Corp.                         2.1
 (pharmaceuticals)
Verizon Communications                  2.1
 (telecommunications)
Marsh & McLennan Cos., Inc.             1.9
 (financial services)
Dow Chemical Co.                        1.9
 (chemicals)
Abbott Laboratories                     1.8
 (pharmaceuticals)
--------------------------------------------
Top Ten                                23.4%
--------------------------------------------
Top Ten as % of Total Net Assets       15.4%
--------------------------------------------


----------------------------------------------------
VOLATILITY MEASURES
                                            WILSHIRE
                   FUND   BEST FIT*   FUND      5000
----------------------------------------------------
R-Squared          0.54        1.00   0.45      1.00
Beta               0.42        1.00   0.35      1.00
----------------------------------------------------


------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                                Wilshire
                                      Fund        S&P 500           5000
------------------------------------------------------------------------
Auto & Transportation                12.6%           1.9%           2.1%
Consumer Discretionary                5.8           12.8           14.2
Consumer Staples                      3.6            6.9            5.9
Financial Services                   15.5           18.7           19.6
Health Care                           8.5           13.1           13.3
Integrated Oils                       9.8            5.5            3.6
Other Energy                          2.0            2.5            3.1
Materials & Processing               12.8            2.8            3.2
Producer Durables                     8.4            3.1            3.6
Technology                            6.9           17.2           17.2
Utilities                            11.6            9.0            8.7
Other                                 2.5            6.5            5.5
------------------------------------------------------------------------


---------------------
FUND ASSET ALLOCATION
[PIE CHART]

Bonds             31%
Cash Investments   2%
Stocks            76%
---------------------

*Annualized.
                                       7

----------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                        Wilshire
                               Fund       S&P 500           5000
----------------------------------------------------------------
Number of Stocks                 99           500          6,391
Median Market Cap            $21.7B        $63.2B         $38.3B
Price/Earnings Ratio          17.5x         26.7x          27.8x
Price/Book Ratio               2.7x          4.1x           3.7x
Dividend Yield                 2.2%          1.3%           1.2%
Return on Equity              18.6%         24.0%          22.8%
Earnings Growth Rate           9.2%         15.2%          15.2%
Foreign Holdings              11.1%          1.4%           0.0%
----------------------------------------------------------------

-----------------------------
EQUITY INVESTMENT FOCUS
[GRAPHIC]

MARKET CAP             LARGE
STYLE                  VALUE
-----------------------------

----------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                         Lehman           Lehman
                         Fund            Index*          Index**
----------------------------------------------------------------
Number of Bonds           210             2,483            6,136
Yield to Maturity        6.7%              6.4%             6.1%
Average Coupon           7.1%              6.9%             6.8%
Average Maturity    9.5 years         9.7 years        8.4 years
Average Quality           Aa3               Aa3              Aaa
Average Duration    5.6 years         5.3 years        4.7 years
----------------------------------------------------------------

------------------------------------------------
FIXED INCOME
 INVESTMENT FOCUS
[GRAPHIC]

CREDIT QUALITY        INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY                          MEDIUM
------------------------------------------------

-------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of bonds)

Treasury/AgencyY                14.6%
Aaa                             10.4
Aa                              18.1
A                               39.6
Baa                             17.0
Ba                               0.3
B                                0.0
Not Rated                        0.0
-------------------------------------
Total                          100.0%
-------------------------------------

-------------------------------------
DISTRIBUTION BY ISSUER
 (% of bonds)

Asset-Backed                     1.1%
Commercial Mortgage-Backed       4.4
Finance                         28.7
Foreign                          2.5
Government Mortgage-Backed       9.8
Industrial                      36.7
Treasury/Agency                  4.8
Utilities                       11.1
Other                            0.9
-------------------------------------
Total                          100.0%
-------------------------------------

 *Lehman Credit A or Better Index.
**Lehman Aggregate Bond Index.
 +Includes government mortgage-backed bonds.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
  of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of market indexes. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general or a given market segment. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
   for Wellington Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      November 30, 1990-May 31, 2001

--------------------------------------------------------------------------------
                               Wellington Fund          Composite*

Fiscal              Capital       Income      Total          Total
Year                 Return       Return     Return         Return
--------------------------------------------------------------------------------
1991                  10.2%         6.6%      16.8%          19.2%
1992                   9.2          5.8       15.0           15.9
1993                   8.4          5.2       13.6           11.8
1994                  -5.2          4.4       -0.8           -1.6
1995                  27.3          5.4       32.7           33.0
1996                  16.7          4.6       21.3           19.8
1997                  14.2%         4.4%      18.6%          21.6%
1998                   9.6          4.2       13.8           20.1
1999                  -0.5          4.1        3.6           11.0
2000                   2.6          4.3        6.9           -0.1
2001**                 7.3          2.1        9.4            0.0
--------------------------------------------------------------------------------
 *Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Sixmonths ended May 31, 2001.
See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

FINANCIAL STATEMENTS
  May 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by share- holders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE+
 WELLINGTON FUND                        SHARES             (000)
----------------------------------------------------------------
COMMON STOCKS (66.7%)
----------------------------------------------------------------
AUTO & TRANSPORTATION (8.4%)
  Canadian Pacific Ltd.             10,029,800           414,231
  Union Pacific Corp.                6,195,500           356,241
  Ford Motor Co.                     9,527,029           231,983
  Canadian National
    Railway Co.                      4,000,000           160,560
  CSX Corp.                          4,000,000           148,800
  British Airways PLC ADR            2,600,000           139,776
  Delphi Automotive
    Systems Corp.                    8,649,643           127,150
  Norfolk Southern Corp.             5,500,100           121,937
  Delta Air Lines, Inc.              2,500,000           119,050
  General Motors Corp.               2,004,208           114,039
* FedEx Corp.                        2,000,000            80,000
* KLM Royal Dutch
    Air Lines NV ADR                 1,458,646            28,589
                                                       ---------
                                                       2,042,356
                                                       ---------
CONSUMER DISCRETIONARY (3.8%)
  Kimberly-Clark Corp.               3,500,000           211,575
  Gannett Co., Inc.                  2,280,700           151,165
  Dollar General Corp.               6,824,400           127,958
  Sears, Roebuck & Co.               3,000,000           119,640
  Black & Decker Corp.               3,012,100           119,430
  Target Corp.                       3,000,000           113,400
  Whirlpool Corp.                    1,516,800            95,392
                                                       ---------
                                                         938,560
                                                       ---------
CONSUMER STAPLES (2.4%)
  Philip Morris Cos., Inc.           5,000,000           257,050
  Procter & Gamble Co.               2,500,000           160,600
  Kellogg Co.                        4,000,000           106,880
  Sara Lee Corp.                     3,000,000            56,520
                                                         -------
                                                         581,050
                                                         -------
FINANCIAL SERVICES (10.4%)
 Citigroup, Inc.                     7,874,000           403,542
 Marsh & McLennan Cos., Inc.         2,909,900           305,249
 U.S. Bancorp                       11,929,330           266,024
 CIGNA Corp.                         2,700,000           255,069
 Wachovia Corp.                      3,580,200           241,126
 J.P. Morgan Chase & Co.             4,475,100           219,951
 MBIA, Inc.                          4,016,400           211,865
 The Hartford Financial
    Services Group Inc.              2,000,000           135,400
 KeyCorp                             5,000,000           118,900
 Equity Office Properties
    Trust REIT                       4,000,000           116,400
 Archstone Communities
    Trust REIT                       4,535,900           113,579

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE+
 WELLINGTON FUND                        SHARES             (000)
----------------------------------------------------------------
Ace, Ltd.                           2,000,000             77,500
 Bear Stearns Co., Inc.              1,000,000            54,350
                                                       ---------
                                                       2,518,955
                                                       ---------

HEALTH CARE (5.7%)
  Pharmacia Corp.                    7,000,000           339,920
  Abbott Laboratories                5,500,000           285,890
  Baxter International, Inc.         4,000,000           197,520
  American Home
    Products Corp.                   3,000,000           189,900
  Johnson & Johnson                  1,400,000           135,730
  Becton, Dickinson & Co.            3,000,000           102,990
  AstraZeneca Group PLC ADR          2,000,000            95,640
* Aventis SA ADR                       370,400            27,624
                                                       ---------
                                                       1,375,214
                                                       ---------
INTEGRATED OILS (6.5%)
  Royal Dutch Petroleum
    Co. ADR                          4,100,000           250,018
  Exxon Mobil Corp.                  2,500,000           221,875
  Total Fina Elf SA ADR              3,000,000           221,220
  Chevron Corp.                      2,000,000           192,100
  Phillips Petroleum Co.             2,810,500           181,952
  Conoco Inc. Class B                4,877,667           152,183
  USX-Marathon Group                 4,415,600           142,845
  Repsol-YPF, SA ADR                 7,566,500           136,878
  Unocal Corp.                       2,200,000            85,030
                                                       ---------
                                                       1,584,101
                                                       ---------
OTHER ENERGY (1.3%)
Schlumberger Ltd.                    2,000,000           126,060
Burlington Resources, Inc.           2,013,000            98,436
Halliburton Co.                      2,000,000            93,480
                                                         -------
                                                         317,976
                                                         -------
MATERIALS & PROCESSING (8.6%)
  Alcoa Inc.                        13,000,000           560,950
  Dow Chemical Co.                   8,515,200           304,929
  Alcan Inc.                         5,000,000           224,000
  E.I. du Pont de Nemours & Co.      4,142,972           192,234
  Phelps Dodge Corp.                 3,604,900           162,941
  PPG Industries, Inc.               2,700,000           150,120
  Weyerhaeuser Co.                   2,362,600           135,164
  Temple-Inland Inc.                 1,984,600           105,402
  International Paper Co.            2,500,000            95,625
  Corus Group PLC ADR                6,000,000            59,220
  Imperial Chemical Industries
    PLC ADR                          2,000,000            51,320
  Akzo Nobel NV ADR                    974,200            42,134
                                                       ---------
                                                       2,084,039
                                                       ---------
PRODUCER DURABLES (5.6%)
  Northrop Grumman Corp.             3,000,000           266,280
  Caterpillar, Inc.                  4,000,000           216,640
  Pitney Bowes, Inc.                 4,000,000           158,160
  Cooper Industries, Inc.            4,029,400           153,238
  The Boeing Co.                     2,332,600           146,697
  Parker Hannifin Corp.              2,704,800           130,669
  United Technologies Corp.          1,500,000           124,965
  Pall Corp.                         4,000,000            92,400
  Alcatel SA ADR                     1,903,400            48,099
* Axcelis Technologies, Inc.         1,650,632            24,528
                                                       ---------
                                                       1,361,676
                                                       ---------
TECHNOLOGY(4.6%)
  International Business
    Machines Corp.                   4,000,000           447,200
  Hewlett-Packard Co.                6,000,000           175,920
  Motorola, Inc.                    10,000,000           147,000
* Dell Computer Corp.                5,000,000           121,800
  Intel Corp.                        4,000,000           108,040
* Computer Sciences Corp.            1,728,900            72,597
* Micron Technology, Inc.            1,447,600            54,285
                                                       ---------
                                                       1,126,842
                                                       ---------
UTILITIES (7.7%)
  Verizon Communications             6,136,000           336,560
  Exelon Corp.                       3,500,000           237,370
  FPL Group, Inc.                    3,500,000           203,875
* WorldCom, Inc.                    10,000,000           178,400
  Pinnacle West Capital Corp.        3,173,600           158,521
  Cinergy Corp.                      4,355,000           153,949
  ALLTEL Corp.                       2,523,400           146,332
  SBC Communications Inc.            3,072,600           132,275
  TXU Corp.                          2,490,000           122,857
  Duke Energy Corp.                  2,600,000           118,872
  Progress Energy, Inc.              2,200,000            93,610
                                                       ---------
                                                       1,882,621
                                                       ---------
OTHER (1.7%)
  Minnesota Mining &
    Manufacturing Co.                1,500,000           177,870
  Norsk Hydro ASA ADR                3,131,700           132,440
  Eaton Corp.                        1,400,000           109,480
                                                         -------
                                                         419,790
                                                         -------
----------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $11,211,764)                                16,233,180
----------------------------------------------------------------

                                          FACE
                                        AMOUNT
                                         (000)
----------------------------------------------------------------
CORPORATE BONDS (24.0%)
----------------------------------------------------------------
ASSET BACKED SECURITIES (0.4%)
California Infrastructure &
    Econ. Dev. Bank Special
    Purpose Trust PG&E

(3) 6.31%, 9/25/2008                  $ 11,180            11,343
(3) 6.42%, 9/25/2008                     6,500             6,625
Cisce SCU
(3) 6.42%, 12/26/2009                   16,110            16,014
MBNA Master Credit Card Trust
(3) 6.90%, 1/15/2008                    50,000            51,807
                                                          ------
                                                          85,789
                                                          ------

----------------------------------------------------------------
                                          FACE            MARKET
                                        AMOUNT            VALUE+
 WELLINGTON FUND                         (000)             (000)
----------------------------------------------------------------
FINANCE (8.9%)
Abbey National First Capital
    8.20%, 10/15/2004                   20,000            21,311
Abbey National PLC
    6.69%, 10/17/2005                   25,000            25,708
Ace INA Holdings Inc.
    8.20%, 8/15/2004                    39,000            41,683
Ace Capital Trust II
    9.70%, 4/1/2030                     20,000            22,689
Allstate Corp.
    7.20%, 12/1/2009                    30,000            31,092
Ambac, Inc.
    7.50%, 5/1/2023                     25,000            24,584
American General Financial
    7.45%, 1/15/2005                    45,000            47,525
American Re Corp.
    7.45%, 12/15/2026                   25,000            25,440
Aon Corp.
    6.90%, 7/1/2004                     48,000            49,085
BB&T Corp.
    7.25%, 6/15/2007                    36,900            38,288
BHP Finance USA Ltd.
    7.25%, 3/1/2016                     15,000            14,413
BankAmerica Corp.
    7.20%, 4/15/2006                    20,000            20,796
BankBoston Corp.
    6.625%, 12/1/2005                   27,000            27,639
Bank of America Corp.
    7.80%, 2/15/2010                    20,000            21,210
Bank of Montreal
    7.80%, 4/1/2007                     21,000            22,042
Banque Nationale de Paris-NY
    7.20%, 1/15/2007                    40,000            40,946
Banque Paribas-NY
    6.95%, 7/22/2013                    40,000            39,442
Bayerische Landesbank-NY
    6.375%, 10/15/2005                  25,000            25,607
CIGNA Corp.
    7.875%, 5/15/2027                   22,500            22,819
CIT Group Inc.
    7.375%, 3/15/2003                   30,000            30,982
Capital One Bank
    8.25%, 6/15/2005                    20,000            20,733
Cincinnati Financial Corp.
    6.90%, 5/15/2028                    23,500            20,996
Citicorp
    6.75%, 8/15/2005                    40,000            40,922
Comerica Bank
    8.375%, 7/15/2024                   23,000            24,107
Dean Witter, Discover & Co.
    6.75%, 10/15/2013                   25,775            25,054
    7.07%, 2/10/2014                    17,500            17,380
Farmers Exchange Capital
(4) 7.05%, 7/15/2028                    40,000            34,841
First Colony Corp.
    6.625%, 8/1/2003                    35,955            36,988
First Union Corp.
    7.50%, 4/15/2035                    30,000            31,011
Ford Motor Credit
    6.70%, 7/16/2004                    55,000            56,269
General Electric Capital Corp.
    7.25%, 2/1/2005                     25,000            26,424
    8.125%, 5/15/2012                   30,000            33,945
General Motors Acceptance Corp.
    6.00%, 4/1/2011                     27,370            25,259
General Re Corp.
    9.00%, 9/12/2009                    32,000            36,084
Heller Financial Inc.
    8.00%, 6/15/2005                    40,000            42,552
Jackson National Life Insurance Co.
(4) 8.15%, 3/15/2027                    25,730            27,234
Liberty Mutual Insurance Co.
(4) 7.875%, 10/15/2026                  56,210            50,869
Lumbermens Mutual Casualty Co.
(4) 9.15%, 7/1/2026                     55,000            49,227
Metropolitan Life Insurance Co.
(4) 7.70%, 11/1/2015                    51,000            52,417
NBD Bancorp, Inc.
    7.125%, 5/15/2007                   35,000            36,315
National City Bank Columbus
    7.25%, 7/15/2010                    25,000            25,494
National City Bank Pennsylvania
    7.25%, 10/21/2011                   20,000            20,285
Northern Trust Corp.
    6.65%, 11/9/2004                    28,000            28,864
Norwest Financial Inc.
    6.25%, 12/15/2007                   35,000            34,690
Pitney Bowes Credit Corp.
    8.55%, 9/15/2009                    41,890            45,987
Provident Cos., Inc.
    7.25%, 3/15/2028                    40,000            35,989
Prudential Insurance Co.
(4) 7.65%, 7/1/2007                     20,000            21,173
Royal Bank of Scotland
    6.375%, 2/1/2011                    40,775            39,135
Frank Russell Co.
(4) 5.625%, 1/15/2009                   50,000            46,348
SAFECO Corp.
    7.875%, 3/15/2003                   33,285            34,142
Scotland International Finance
(4) 8.85%, 11/1/2006                    28,000            31,655
Societe Generale-NY
    7.40%, 6/1/2006                     40,000            42,058
Sun Canada Financial Co.
(4) 6.625%, 12/15/2007                  40,000            39,300

----------------------------------------------------------------
                                          FACE            MARKET
                                        AMOUNT            VALUE+
 WELLINGTON FUND                         (000)             (000)
----------------------------------------------------------------
SunTrust Bank Atlanta
    7.25%, 9/15/2006                    54,000            56,302
Torchmark Corp.
    7.875%, 5/15/2023                   45,000            44,988
Toyota Motor Credit Corp.
    5.50%, 12/15/2008                   50,000            48,116
Transamerica Financial Corp.
    6.40%, 9/15/2008                    29,265            28,141
UNUM Corp.
    6.75%, 12/15/2028                   30,000            25,341
US Bank NA Minnesota
    5.625%, 11/30/2005                  50,000            49,069
Wachovia Corp.
    5.625%, 12/15/2008                  55,000            51,049
Washington Mutual, Inc.
    7.50%, 8/15/2006                    50,000            52,605
Wells Fargo & Co.
    6.625%, 7/15/2004                   25,000            25,811
Westdeutsche Landesbank-NY
    6.75%, 6/15/2005                    50,000            51,415
                                                       ---------
                                                       2,159,885
                                                       ---------
INDUSTRIAL (11.4%)
AT&T Corp.
    7.75%, 3/1/2007                     40,000            42,132
AirTouch Communications Inc.
    6.65%, 5/1/2008                     50,000            49,366
Alcan Inc.
    7.25%, 3/15/2031                    36,960            36,437
Alcoa Inc.
    7.375%, 8/1/2010                    40,000            42,319
Amoco Canada Petroleum Co.
    7.95%, 10/1/2022                    20,000            20,616
Amoco Corp.
    6.50%, 8/1/2007                     25,000            25,417
Anheuser-Busch Cos., Inc.
    7.00%, 12/1/2025                    30,000            28,695
Baker Hughes Inc.
    6.875%, 1/15/2029                   40,000            38,231
Becton, Dickinson & Co.
    8.70%, 1/15/2025                    20,000            21,127
BellSouth Telecommunications
    5.875%, 1/15/2009                   15,000            14,277
CPC International, Inc.
    6.15%, 1/15/2006                     6,790             6,843
CSX Corp.
    7.45%, 5/1/2007                     29,460            30,789
Caterpillar Financial Services Corp.
    7.59%, 12/10/2003                   40,000            42,150
Chesapeake & Potomac
     Telephone Co. (MD)
    7.15%, 5/1/2023                     10,000             9,526
Chesapeake & Potomac
    Telephone Co. (VA)
    7.625%, 12/1/2012                   16,400            17,197
Cincinnati Bell, Inc.
    6.30%, 12/1/2028                    60,000            42,029
Conagra Foods, Inc.
    7.875%, 9/15/2010                   20,360            21,286
Conoco Inc.
    6.35%, 4/15/2009                    40,000            39,578
Continental Airlines, Inc.
    6.648%, 3/15/2019                   30,760            29,878
    6.90%, 1/2/2018                     27,524            27,211
Cox Communications, Inc.
    7.75%, 8/15/2006                    50,000            52,969
DaimlerChrysler North America
    Holding Corp.
    7.40%, 1/20/2005                    48,000            49,608
Dean Foods Co.
    6.90%, 10/15/2017                   38,000            27,694
Deere & Co.
    6.55%, 7/15/2004                    16,005            16,320
Deutsche Telekom
    International Finance
    7.75%, 6/15/2005                    40,000            41,983
Diageo PLC
    6.125%, 8/15/2005                   50,530            51,131
E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                   40,000            41,493
Emerson Electric Co.
    6.30%, 11/1/2005                    13,875            14,148
Federal Express Corp.
    6.72%, 1/15/2022                    47,665            46,107
Fluor Corp.
    6.95%, 3/1/2007                     42,000            38,153
Fortune Brands Inc.
    6.25%, 4/1/2008                     40,000            38,267
GTE North, Inc.
    6.90%, 11/1/2008                    30,000            30,339
GTE Southwest, Inc.
    6.00%, 1/15/2006                    30,000            29,760
General Motors Corp.
    7.70%, 4/15/2016                    25,000            25,605
Hewlett-Packard Co.
    7.15%, 6/15/2005                    50,000            51,947
Honeywell International Inc.
    7.50%, 3/1/2010                     50,000            53,658
Houghton Mifflin Co.
    7.20%, 3/15/2011                    13,735            13,347
IBM Credit Corp.
    7.00%, 1/28/2002                    14,500            14,723
Illinois Bell Telephone Co.
    6.625%, 2/1/2025                    27,725            23,632
International Business
    Machines Corp.
    7.50%, 6/15/2013                    20,000            21,491
    8.375%, 11/1/2019                   25,000            28,114

----------------------------------------------------------------
                                          FACE            MARKET
                                        AMOUNT            VALUE+
 WELLINGTON FUND                         (000)             (000)
----------------------------------------------------------------
Johnson Controls, Inc.
    7.125%, 7/15/2017                   36,300            33,642
Kellogg Co.
    (4) 6.60%, 4/1/2011                 50,000            48,790
Kimberly-Clark Corp.
    6.375%, 1/1/2028                    30,000            27,965
Lucent Technologies Inc.
    7.25%, 7/15/2006                    35,000            30,450
Mattel Inc.
    6.125%, 7/15/2005                   35,000            33,032
McDonald's Corp.
    7.375%, 7/15/2033                   15,000            14,618
Minnesota Mining &
    Manufacturing Corp.
    6.375%, 2/15/2028                   30,000            28,483
Motorola, Inc.
    7.50%, 5/15/2025                    41,370            36,868
New York Telephone Co.
    7.25%, 2/15/2024                    20,000            18,841
News America Holdings
    8.50%, 2/15/2005                    20,000            21,201
    8.625%, 2/1/2003                    30,000            31,435
Norfolk Southern Corp.
    7.35%, 5/15/2007                    25,000            26,114
    8.375%, 5/15/2005                   25,000            26,754
Norsk Hydro ASA
    9.00%, 4/15/2012                    20,000            22,984
PPG Industries, Inc.
    6.875%, 2/15/2012                   13,600            13,113
PSA Corp. Ltd.
(4) 7.125%, 8/1/2005                    50,000            52,220
Pepsi Bottling Holdings Inc.
(4) 5.625%, 2/17/2009                   40,000            38,082
Phillips Petroleum Co.
    8.50%, 5/25/2005                    50,000            54,349
    9.375%, 2/15/2011                   20,000            23,716
Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                     60,945            75,344
Raytheon Co.
    7.375%, 7/15/2025                   18,000            16,228
    8.20%, 3/1/2006                     20,675            21,712
Rockwell International Corp.
    7.875%, 2/15/2005                   17,000            17,888
Rohm & Haas Co.
(3) 9.80%, 4/15/2020                    14,250            16,817
SmithKline Beecham
    7.375%, 4/15/2005                   15,000            15,898
Southwest Airlines Co.
    7.54%, 6/29/2015                    30,772            31,690
Southwestern Bell Telephone Co.
    7.25%, 7/15/2025                    25,000            24,045
Spieker Properties LP Corp
    7.65%, 12/15/2010                   25,000            25,554
Stanford University
    6.875%, 2/1/2024                    24,045            23,974
Talisman Energy, Inc.
    7.125%, 6/1/2007                    10,000            10,159
Target Corp.
    7.50%, 2/15/2005                    45,000            47,559
Tenneco Packaging
    8.375%, 4/15/2027                   35,000            30,605
The Timken Co.
    6.875%, 5/8/2028                    40,000            35,222
Tyco International Group
    5.875%, 11/1/2004                   40,000            39,829
USA Networks Inc.
    6.75%, 11/15/2005                   40,000            40,279
USA Waste Services Inc.
    7.00%, 7/15/2028                    26,500            23,588
Ultramar Diamond Shamrock
    7.20%, 10/15/2017                   40,000            38,414
Unilever Capital Corp.
    7.125%, 11/1/2010                   33,000            34,545
US West Communications Inc.
    6.875%, 9/15/2033                   30,000            25,519
    7.625%, 6/9/2003                    20,000            20,758
United Technologies Corp.
    6.625%, 11/15/2004                  36,500            37,575
Viacom Inc.
    7.70%, 7/30/2010                    40,000            42,384
Walt Disney Co.
    7.30%, 2/8/2005                     50,000            52,571
Warner Lambert
    6.00%, 1/15/2008                    20,000            20,098
Wendy's International, Inc.
    6.35%, 12/15/2005                   25,500            25,474
Weyerhaeuser Co.
    6.95%, 8/1/2017                     20,000            18,405
WorldCom Inc.
    6.40%, 8/15/2005                    48,000            47,192
Zeneca Wilmington Inc.
    7.00%, 11/15/2023                   26,000            26,243
                                                       ---------
                                                       2,763,819
                                                       ---------

UTILITIES (3.4%)
    Atlantic City Electric Co.
(1) 7.00%, 9/1/2023                     18,000            16,405
British Transco Finance
    6.625%, 6/1/2018                    50,000            45,054
Carolina Power & Light Co.
    5.95%, 3/1/2009                     20,000            18,870
Central Illinois Public Service
    6.125%, 12/15/2028                  54,000            42,918
Central Maine Power Co.
    7.50%, 6/16/2002                    47,000            47,848

----------------------------------------------------------------
                                          FACE            MARKET
                                        AMOUNT            VALUE+
 WELLINGTON FUND                         (000)             (000)
----------------------------------------------------------------
Consolidated Edison Co. of
    New York, Inc.
    6.45%, 12/1/2007                    20,000            19,568
Duke Energy Corp.
    7.00%, 7/1/2033                     10,000             9,011
El Paso Energy Corp
    7.375%, 12/15/2012                  40,000            40,069
Enron Corp.
    8.375%, 5/23/2005                   37,975            39,868
Indiana Michigan Power Co.
    6.875%, 7/1/2004                    45,000            46,012
Kansas City Power & Light
    7.125%, 12/15/2005                  40,000            40,474
Kinder Morgan Inc.
    6.75%, 3/15/2011                    40,000            39,288
MidAmerican Energy Co.
    7.375%, 8/1/2002                    40,000            40,610
NGC Corp.
    7.125%, 5/15/2018                   35,000            32,652
National Rural Utilities
    5.75%, 12/1/2008                    50,000            47,288
PacifiCorp
    6.625%, 6/1/2007                    20,500            20,143
PanEnergy
    7.00%, 10/15/2006                   25,000            25,679
Progress Energy Inc.
    7.10%, 3/1/2011                     20,000            20,175
Southern Investments UK PLC
    6.80%, 12/1/2006                    35,000            34,536
Southwestern Bell Telephone Co.
    7.60%, 4/26/2007                     7,000             7,500
Sprint Capital Corp.
    6.125%, 11/15/2008                  50,000            46,124
Virginia Electric Power
    5.75%, 3/31/2006                    25,000            24,601
    7.625%, 7/1/2007                    16,200            17,155
Washington Gas Light Co.
    6.15%, 1/26/2026                    43,500            43,152
Wisconsin Gas Co.
    6.60%, 9/15/2013                    13,100            12,514
Wisconsin Power & Light Co.
    7.625%, 3/1/2010                    20,000            21,001
Wisconsin Public Service
    6.08%, 12/1/2028                    45,000            37,172
                                                         -------
                                                         835,687
                                                         -------
----------------------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $5,874,424)                                  5,845,180
----------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.8%)
----------------------------------------------------------------
Deutsche Ausgleichbank
    7.00%, 6/23/2005                    50,000            51,981
Inter-American Dev. Bank
    8.875%, 6/1/2009                    50,000            58,491
KFW International Finance
    7.00%, 3/1/2013                     10,000            10,189
    7.20%, 3/15/2014                    25,000            25,923
Province of Quebec
    6.125%, 1/22/2011                   40,000            38,929
----------------------------------------------------------------
TOTAL SOVEREIGN BONDS
    (COST $178,844)                                      185,513
----------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.5%)
----------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.5%)
    Aid-Israel State
    (U.S. Government Guaranteed)
    5.89%, 8/15/2005                    23,000            23,515
Private Export Funding Corp.
    (U.S. Government Guaranteed)
    5.75%, 1/15/2008                    40,385            40,183
U.S. Treasury Note
    4.625%, 5/15/2006                  300,000           295,944
                                                         -------
                                                         359,642
                                                         -------

MORTGAGE-BACKED SECURITIES (3.0%)
Federal National Mortgage Assn.
(3) 5.735%, 1/1/2009                    38,887            37,781
(3) 6.032%, 1/1/2009                    59,401            57,916
(3) 6.504%, 7/1/2009                    59,713            60,478
(3) 6.79%, 7/1/2009                     62,438            63,764

Government National Mortgage Assn.
(3) 7.00%, 12/15/2027-
    12/15/2028                         181,663           184,265
(3) 7.50%, 9/15/2029-
    9/15/2030                          174,402           179,398
(3) 8.00%, 6/15/2017-
    3/15/2031                          152,228           158,076
                                                         -------
                                                         741,678
                                                         -------
----------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (COST $1,085,799)                                  1,101,320
----------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
----------------------------------------------------------------
Asset Securitization Corp.
(3) 6.75%, 2/14/2041                    35,000            35,427
(3) 7.49%, 4/14/2029                    34,000            35,976
Bear Stearns Commercial
    Mortgage Security
(3) 7.78%, 2/15/2010                    40,000            43,100
Credit Suisse First Boston
    Mortgage Securities Corp.
(3) 7.24%, 6/20/2029                    35,000            36,251
DLJ Mortgage Acceptance Corp.
(3)(4)6.82%, 9/15/2007                  25,000            25,551
(3)(4)7.60%, 5/15/2030                  36,000            37,158

----------------------------------------------------------------
                                          FACE            MARKET
                                        AMOUNT            VALUE+
 WELLINGTON FUND                         (000)             (000)
----------------------------------------------------------------
Morgan Stanley Capital I Inc.
(3) 6.55%, 3/15/2030                    28,000            28,438
(3)(4)7.22%, 7/15/2029                  35,000            36,641
Nomura Asset Securities Corp.
(3) 6.69%, 3/15/2030                    50,000            49,867
----------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
    (COST $330,929)                                      328,409
----------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
----------------------------------------------------------------
Chelan County WA Public Util. Dist.
(1) 7.07%, 6/1/2007                     10,000            10,589
(1) 7.10%, 6/1/2008                     12,000            12,620
Oakland CA Pension Obligation
(1) 6.98%, 12/15/2009                   20,000            20,621
Southern California Public
    Power Auth.
(2) 6.93%, 5/15/2017                    30,000            30,056
----------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
    (COST $72,000)                                        73,886
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)
----------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    4.14%, 6/1/2001--Note G            247,374           247,374
    4.15%, 6/1/2001                    347,246           347,246
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $594,620)                                      594,620
----------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
    (COST $19,348,380)                                24,362,108
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------------
Other Assets--Note C                                     286,469
Liabilities-- Note G                                    (320,402)
                                                        --------
                                                         (33,933)
                                                         -------
----------------------------------------------------------------
NET ASSETS (100%)                                    $24,328,175
================================================================
+  See Note A in Notes to Financial Statements.
*  Non-income-producing security.
(1)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(2)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(4)Security  exempt from  registration  under Rule 144A  of  the  Securities Act
   of 1933.  These   securities  may  be  sold  in   transactions   exempt  from
   registration, normally to qualified institutional buyers. At May 31, 2001, the aggregate value of these securities was $591,506,000, representing 2.4% of net assets.
   ADR--American Depositary Receipt.
   REIT--Real Estate Investment Trust.


--------------------------------------------------------------
AT MAY 31, 2001 , NET ASSETS CONSISTED OF:
--------------------------------------------------------------
Paid-in Capital                                    $18,494,162
Undistributed Net
  Investment Income                                    127,903
Accumulated Net
  Realized Gains                                       692,382
Unrealized Appreciation--Note F                      5,013,728
--------------------------------------------------------------
NET ASSETS                                         $24,328,175
==============================================================
Investor Shares--Net Assets
Applicable to 804,146,703 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                        $23,621,776
--------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                       $29.37
--------------------------------------------------------------
Admiral Shares--Net Assets
Applicable to 13,917,229 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                           $706,399
--------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                        $50.76
==============================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                 WELLINGTON FUND
                                                   Six Months Ended May 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                          $ 174,119
  Interest                                                              274,775
  Security Lending                                                          679
--------------------------------------------------------------------------------
    Total Income                                                        449,573
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             4,767
    Performance Adjustment                                                  795
  The Vanguard Group--Note C
    Management and Administrative--Investor Shares                       33,971
    Management and Administrative--Admiral Shares                            38
    Marketing and Distribution--Investor Shares                           1,318
    Marketing and Distribution--Admiral Shares                               --
  Custodian Fees                                                             72
  Auditing Fees                                                              10
  Shareholders' Reports--Investor Shares                                    106
  Shareholders' Reports--Admiral Shares                                      --
  Trustees' Fees and Expenses                                                21
--------------------------------------------------------------------------------
    Total Expenses                                                       41,098
    Expenses Paid Indirectly--Note D                                       (998)
--------------------------------------------------------------------------------
    Net Expenses                                                         40,100
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   409,473
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
    SECURITIES SOLD*                                                    695,091
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES                             982,829
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                        $2,087,393
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $2,400,000 and $6,520,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           WELLINGTON FUND
                                                --------------------------------
                                                  Six Months                Year
                                                       Ended               Ended
                                                May 31, 2001       Nov. 30, 2000
                                                       (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 409,473          $ 867,767
  Realized Net Gain (Loss)                           695,091          1,300,885
  Change in Unrealized Appreciation (Depreciation)   982,829           (746,051)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                     2,087,393          1,422,601
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                (440,026)           (952,927)
    Admiral Shares                                       --                  --
  Realized Capital Gain
    Investor Shares                              (1,156,143)         (1,299,612)
    Admiral Shares                                       --                  --
--------------------------------------------------------------------------------
Total Distributions                              (1,596,169)         (2,252,539)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                    601,645         (2,491,981)
  Admiral Shares                                     710,912                 --
    Net Increase (Decrease) from Capital
    Share Transactions                             1,312,557         (2,491,981)
 -------------------------------------------------------------------------------
  Total Increase (Decrease)                        1,803,781         (3,321,919)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             22,524,394         25,846,313
--------------------------------------------------------------------------------
  End of Period                                  $24,328,175        $22,524,394
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                       WELLINGTON FUND
                                                                   YEAR ENDED NOVEMBER 31,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD             APRIL 30, 2001      2000      1999       1998       1997     1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $28.83    $29.62    $32.29     $31.05     $28.34   $24.57
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                       .50      1.07      1.13       1.13       1.11     1.02
  Net Realized and Unrealized Gain
    (Loss) on Investments                    2.07       .79      (.14)      2.86       3.77     4.00
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations         2.57      1.86       .99       3.99       4.88     5.02
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income       (.55)    (1.15)    (1.22)     (1.18)     (1.06)    (.97)
  Distributions from Realized Capital
    Gains                                   (1.48)    (1.50)    (2.44)     (1.57)     (1.11)    (.28)
-----------------------------------------------------------------------------------------------------
    Total Distributions                     (2.03)    (2.65)    (3.66)     (2.75)     (2.17)   (1.25)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $29.37    $28.83     $29.62    $32.29     $31.05   $28.34
=====================================================================================================

TOTAL RETURN                                9.38%     6.93%      3.58%    13.84%     18.60%    21.26%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)    $23,622   $22,524    $25,846   $25,829    $21,340   $16,505
  Ratio of Total Expenses to
    Average Net Assets                     0.35%*     0.31%      0.30%     0.31%     0.29%      0.31%
  Ratio of Net Investment Income to
    Average Net Assets                     3.52%*     3.77%      3.74%     3.68%     3.97%      4.08%
  Portfolio Turnover Rate                    36%*       33%        22%       29%       27%        30%
=====================================================================================================
*Annualized.

                                       21

--------------------------------------------------------------------------------
                                                  WELLINGTON FUND ADMIRAL SHARES
                                                                      May 14* to
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                       May 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $50.00
--------------------------------------------------------------------------------
  INVESTMENT OPERATIONS
    Net Investment Income                                                  .11
    Net Realized and Unrealized Gain (Loss) on Investments                 .65
--------------------------------------------------------------------------------
      Total from Investment Operations                                     .76
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                      --
  Distributions from Realized Capital Gains                                 --
--------------------------------------------------------------------------------
    Total Distributions                                                     --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $50.76
================================================================================

TOTAL RETURN**                                                            1.52%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                                    $706
  Ratio of Total Expenses to Average Net Assets                           0.22%+
  Ratio of Net Investment Income to Average Net Assets                    4.48%+
  Portfolio Turnover Rate                                                   36%+
================================================================================
 *Inception.
**Since inception.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares were first issued on May 14, 2001. Admiral Shares are designed for investors that meet certain administrative, servicing, tenure, and account size criteria. Investor Shares are offered to all other investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index (AA or Better Index for periods prior to March 1, 2000). For the six months ended May 31, 2001, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $795,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the fund had contributed capital of $4,485,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 5.0% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $978,000 and $20,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended, May 31, 2001, the fund purchased $3,738,625,000 of investment securities and sold $2,820,112,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $630,780,000 and $1,326,837,000, respectively.

F. At May 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,013,728,000, consisting of unrealized gains of $5,602,649,000 on securities that had risen in value since their purchase and $588,921,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at May 31, 2001, was $242,122,000, for which the fund held cash collateral of $247,374,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------------------------------
                                                        Six Months Ended                          Year Ended
                                                          May 31, 2001                         November 30, 2000
                                                      ----------------------               ------------------------
                                                      Amount          Shares               Amount            Shares
                                                       (000)           (000)                (000)             (000)
-------------------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                          $1,991,895          69,684           $2,256,581           81,614
  Issued in Lieu of Cash Distributions             1,516,955          54,657            2,138,969           77,812
    Redeemed                                      (2,907,205)       (101,510)          (6,887,531)        (250,736)
      Net Increase (Decrease)-Investor Shares      $ 601,645          22,831          $(2,491,981)         (91,310)
Admiral Shares
  Issued                                            $712,931          13,957                   --               --
  Issued in Lieu of Cash Distributions                    --              --                   --               --
  Redeemed                                            (2,019)            (40)                  --               --
    Net Increase (Decrease)-Admiral Shares          $710,912          13,917                   --               --
-------------------------------------------------------------------------------------------------------------------

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

                                                     [SHIP GRAPHIC]
                                                     THE VANGUARD GROUP(R) LOGO
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-;1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q212 072001